                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: OCTOBER 21, 2003


                         RTI INTERNATIONAL METALS, INC.

             (Exact name of registrant as specified in its charter)


             Ohio                        1-14437                52-2115953
        (State or Other                (Commission            (IRS Employer
Jurisdiction of incorporation)         File Number)       Identification Number)


                               1000 WARREN AVENUE
                               NILES, OHIO, 44446

                    (Address of Principal Executive Offices)


                                 (330) 544-7700

              (Registrant's Telephone Number, including Area Code)

ITEM 5. OTHER EVENTS

On October 21, 2003, RTI International Metals, Inc. announced that a second labor contract extension between its titanium subsidiary, RMI Titanium Company, and the United Steelworkers of America, pending a vote on the Company's final offer. A copy of the announcement is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibit is filed with this report on Form 8-K:

Exhibit No.      Description
-----------      -----------
99.1             Press release dated October 21, 2003 announcing vote scheduled on labor pact.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RTI INTERNATIONAL METALS, INC.

                                        By: /s/ Lawrence W. Jacobs
                                            -----------------------------------
                                            Name:  Lawrence W. Jacobs
                                            Title:  Vice President and
                                                    Chief Financial Officer


Date: October 23, 2003

                                  EXHIBIT INDEX

Number      Description                                   Method of Filing
------      -----------                                   ----------------

99.1        Press release dated October 21, 2003          Filed herewith